AGREEMENT AND DECLARATION OF TRUST
                                       OF
                               CULLEN FUNDS TRUST
                            a Delaware Business Trust

                          Principal Place of Business:
                                645 Fifth Avenue
                               New York, NY 10022

                                TABLE OF CONTENTS

ARTICLE I...........................................................................................................3
   NAME AND DEFINITIONS.............................................................................................3
     Section 1.     NAME............................................................................................3
                    ----
     Section 2.     DEFINITIONS.....................................................................................3
                    -----------
ARTICLE II..........................................................................................................6
   PURPOSE AND NATURE OF TRUST......................................................................................6
     Section 1.     PURPOSE OF TRUST................................................................................6
                    ----------------
     Section 2.     NATURE OF TRUST.................................................................................6
                    ---------------
ARTICLE III.........................................................................................................7
   SHARES AND SHAREHOLDERS..........................................................................................7
     Section 1.     DIVISION OF BENEFICIAL INTEREST.................................................................7
                    -------------------------------
     Section 2.     ASSETS AND LIABILITIES ASSOCIATED WITH SERIES AND CLASSES.......................................7
                    ---------------------------------------------------------
     Section 3.     ISSUANCE OF AND INVESTMENTS IN SHARES...........................................................9
                    -------------------------------------
     Section 4.     NONASSESSABILITY OF SHARES.....................................................................10
                    --------------------------
     Section 5.     NO PERSONAL LIABILITY; INDEMNIFICATION FOR PERSONAL LIABILITY..................................10
                    -------------------------------------------------------------
     Section 6.     EQUALITY.......................................................................................11
                    --------
     Section 7.     DIVIDENDS AND OTHER DISTRIBUTIONS..............................................................11
                    ---------------------------------
     Section 8.     VOTING RIGHTS..................................................................................11
                    -------------
     Section 9.     TRANSFERABILITY................................................................................12
                    ---------------
     Section 10.    NO PREEMPTIVE RIGHTS...........................................................................12
                    --------------------
     Section 11.    ACTIONS BY SHAREHOLDERS........................................................................12
                    -----------------------
     Section 12.    EXCHANGE PRIVILEGES AND CONVERSION FEATURES....................................................13
                    -------------------------------------------
     Section 13.    NO APPRAISAL RIGHTS............................................................................13
                    -------------------
     Section 14.    OTHER ATTRIBUTES OF SHARES AND SHARE OWNERSHIP.................................................13
                    ----------------------------------------------
     Section 15.    FRACTIONAL SHARES..............................................................................14
                    -----------------
     Section 16.    TREASURY SHARES................................................................................14
                    ---------------
     Section 17.    OWNERSHIP AND TRANSFER OF SHARES...............................................................14
                    --------------------------------
     Section 18.    COMBINATION OF SHARES..........................................................................15
                    ---------------------
     Section 19.    RIGHTS OF SHAREHOLDERS TO INSPECT RECORDS......................................................15
                    -----------------------------------------
     Section 20.    PURCHASE OF SHARES BY TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS OF TRUST........................16
                    -----------------------------------------------------------------------
ARTICLE IV.........................................................................................................16
   DETERMINATION OF NET ASSET VALUE, DIVIDENDS AND DISTRIBUTIONS, AND REDEMPTIONS..................................16
     Section 1.     DETERMINATION OF NET ASSET VALUE...............................................................16
                    --------------------------------
     Section 2.     DIVIDENDS AND OTHER DISTRIBUTIONS..............................................................17
                    ---------------------------------
     Section 3.     REDEMPTIONS AT THE OPTION OF THE SHAREHOLDER...................................................18
                    --------------------------------------------
     Section 4.     REDEMPTIONS AT THE OPTION OF THE TRUST.........................................................19
                    --------------------------------------
     Section 5.     DIVIDENDS,  DISTRIBUTIONS AND REDEMPTIONS IN-KIND..............................................19
                    -------------------------------------------------
ARTICLE V..........................................................................................................20
   SHAREHOLDERS' VOTING POWERS AND MEETINGS........................................................................20
     Section 1.     VOTING POWERS..................................................................................20
                    -------------
     Section 2.     MEETINGS.......................................................................................21
                    --------
     Section 3.     QUORUM AND REQUIRED VOTE.......................................................................22
                    ------------------------
     Section 4.     ACTION BY WRITTEN CONSENT......................................................................22
                    -------------------------
     Section 5.     RECORD DATES...................................................................................22
                    ------------
     Section 6.     ADDITIONAL PROVISIONS..........................................................................23
                    ---------------------
ARTICLE VI.........................................................................................................23
   THE TRUSTEES....................................................................................................23
     Section 1.     NUMBER AND QUALIFICATIONS......................................................................23
                    -------------------------
     Section 2.     INITIAL TRUSTEE................................................................................23
                    ---------------
     Section 3.     ELECTION OF TRUSTEES...........................................................................23
                    --------------------
     Section 4.     TERM OF OFFICE.................................................................................24
                    --------------
     Section 5.     VACANCIES AND APPOINTMENTS.....................................................................24
                    --------------------------
     Section 6.     EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE................................................25
                    -----------------------------------------------
     Section 7.     ACTION BY THE TRUSTEES.........................................................................25
                    ----------------------
     Section 8.     CHAIRMAN OF THE TRUSTEES.......................................................................25
                    ------------------------
     Section 9.     PRINCIPAL TRANSACTIONS.........................................................................26
                    ----------------------
     Section 10.    POWERS.........................................................................................26
                    ------
     Section 11.    PAYMENT OF EXPENSES BY THE TRUST...............................................................30
                    --------------------------------
     Section 12.    OWNERSHIP OF ASSETS OF THE TRUST...............................................................31
                    --------------------------------
     Section 13.    SERVICE CONTRACTS..............................................................................31
                    -----------------
ARTICLE VII........................................................................................................33
   COMPENSATION, LIMITATION OF LIABILITY AND INDEMNIFICATION OF TRUSTEES AND OFFICERS..............................33
     Section 1.     COMPENSATION...................................................................................33
                    ------------
     Section 2.     LIMITATION OF LIABILITY........................................................................33
                    -----------------------
     Section 3.     INDEMNIFICATION................................................................................34
                    ---------------
     Section 4.     INSURANCE......................................................................................36
                    ---------
ARTICLE VIII.......................................................................................................36
   AMENDMENT.......................................................................................................36
ARTICLE IX.........................................................................................................37
   DISSOLUTION OF TRUST OR TERMINATION OF SERIES OR CLASSES; REORGANIZATION........................................37
     Section 1.     DISSOLUTION OF TRUST OR TERMINATION OF SERIES OR CLASSES.......................................37
                    --------------------------------------------------------
     Section 2.     REORGANIZATION.................................................................................38
                    --------------
ARTICLE X..........................................................................................................39
   MISCELLANEOUS...................................................................................................39
     Section 1.     FILING OF COPIES; REFERENCES; HEADINGS; SINGULAR AND PLURAL; COUNTERPARTS......................39
                    -------------------------------------------------------------------------
     Section 2.     APPLICABLE LAW; CONSTRUCTION...................................................................40
                    ----------------------------
     Section 3.     RECORD DATES FOR OTHER PURPOSES................................................................41
                    -------------------------------
     Section 4.     PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.................................................41
                    ----------------------------------------------


                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                               CULLEN FUNDS TRUST

WHEREAS, THIS AGREEMENT AND DECLARATION OF TRUST is made and entered into as of the date set forth below by the Initial Trustee for the purpose of creating a Delaware business trust in accordance with the Act and the provisions hereinafter set forth;

NOW, THEREFORE, the Initial Trustee hereby directs that a Certificate of Trust be filed with the Office of the Secretary of State of the State of Delaware and declare that this Trust shall hold IN TRUST all securities and other property which it now possesses or may hereafter acquire from time to time in any manner and that the Trustees shall manage and dispose of the same for the benefit of the holders of Shares in this Trust upon the following terms and conditions.

                                   ARTICLE I.

                              NAME AND DEFINITIONS

         Section 1.        NAME

         The name of the trust created hereby (this "Trust") shall be "Cullen Funds Trust", and the Trustees shall conduct, operate and carry on the business and affairs of this Trust under that name or any other name or names as they from time to time may deem appropriate.

         Section 2.        DEFINITIONS

         Whenever used herein, the following terms shall have the following meanings, unless otherwise required by the context or otherwise expressly provided herein:

                  (a) "Act" means Title 12, Chapter 38, Sections 3801 et. seq. of the Delaware Code, entitled "Treatment of Delaware Business Trusts," and also referred to as the "Delaware Business Trust Act," as amended from time to time.

                  (b) "By-Laws" means the by-laws of the Trust as adopted by the Trustees under and in accordance with ARTICLE VI, Section 10(b) hereof and as amended or restated from time to time, which are incorporated herein by reference.

                  (c) "Class" means each class of Shares within a Series, which Class (i) has been authorized by the Trustees under and in accordance with the provisions of ARTICLE III hereof and (ii) is a class subject to Rule 18f-3 under the 1940 Act.

                  (d) "Covered Person" has the meaning given it in ARTICLE VII, Section 3 hereof.

                  (e) "Commission" has the meaning given it in Section 2(a)(7) of the 1940 Act.

                  (f) "Declaration of Trust" means this Agreement and Declaration of Trust, as amended or restated from time to time. References in this Declaration of Trust to "hereby," "herein," "hereof," "hereto" and "hereunder" shall be deemed to refer to this Declaration of Trust rather than the article or Section of this Declaration of Trust in which such words appear.

                  (g)      "Disinterested Trustee" has the meaning given it in
         ARTICLE VII, Section 3 hereof.

                  (h) "Distribution Record Date" has the meaning given it in ARTICLE IV, Section 2 hereof.

                  (i) "Initial Trustee" has the meaning given it in ARTICLE VI, Section 2 hereof.

                  (j)      "Interested Person" has the meaning given it in
         Section 2(a)(19) of the 1940 Act.

                  (k) "Investment Manager" or "Manager" means a party furnishing services to the Trust or any Series or to another Investment Manager or Manager pursuant to any contract described in ARTICLE VI, Section 13 hereof.

                  (l)      "Meeting Record Date" has the meaning given it in
         ARTICLE V, Section 5 hereof.

                  (m) "Net Asset Value," when used with respect to a Share of a particular Series or Class, means the amount determined by dividing the Net Asset Value of that Series or Class by the number of Shares of that Series or Class outstanding as of the time of determination of such Net Asset Value per Share; and "Net Asset Value", when used with respect to a particular Series or Class, means the net asset value of that Series or Class determined under and in accordance with ARTICLE IV, Section 1 hereof.

                  (n) "1940 Act" means the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

                  (o) "Person" means and includes (i) natural persons; (ii) corporations, general partnerships, limited partnerships, joint ventures, limited liability companies, joint stock associations or companies, trusts, funds, other entities or any organized group of Persons, whether incorporated or not; and (iii) governments and agencies and political subdivisions thereof, whether domestic or foreign.

                  (p)      "Principal Underwriter" has the meaning given it in
         Section 2(a)(29) of the 1940 Act.

                  (q) "Resolution", as of any time, means a written consent or consents signed, or a resolution approved at a duly constituted meeting of the Trustees, by a majority of the Trustees in office at such time.

                  (r) "Series" means each series of Shares that is (i) authorized by the Trustees under and in accordance with the provisions of ARTICLE III hereof and (ii) a series, as described in Section 18(f)(2) of the 1940 Act, subject to Rule 18f-2 thereunder.

                  (s) "Service Provider" means any Person who, as agent, independent contractor or consultant, provides services of any nature, including, without limitation, services of the type customarily provided to investment companies registered as such under the 1940 Act by investment managers or advisers, administrators, custodians, depositories, transfer or similar agents, dividend disbursement agents, shareholder servicing agents, accountants and accounting agents, counsel, Principal Underwriters and distributors.

                  (t) "Shareholder," as of any time, means a holder of record as of such time of outstanding Shares. References herein to a Shareholder or to Shareholders shall refer to such Shareholder or Shareholders solely in his or her or their capacity or capacities as such hereunder.

                  (u) "Shares" mean the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time under and in accordance with the terms hereof, and includes fractional Shares as well as whole Shares; and "outstanding Shares" or "Shares then outstanding," as of any time, mean those Shares shown as of such time on the books of the Trust (or of the applicable transfer or similar agent for such Shares) as then issued and outstanding.

                  (v) "State" means any state, territory or possession of the United States and includes the District of Columbia and Puerto Rico.

                  (w) "Trust" means this Delaware business trust created by this Declaration of Trust, as amended from time to time.

                  (x) "Trustees" mean the Initial Trustee, so long as he shall continue in office in accordance with the terms hereof, and all other natural persons who at the time in question have been duly elected or appointed to serve as Trustees in accordance with the terms hereof, who have signed this Declaration of Trust and who are then in office in accordance with the terms hereof, and references herein to a Trustee or to the Trustees shall refer to such person or persons solely in his or her or their capacity or capacities as Trustee or Trustees hereunder.

                  (y) "Trust Property," as of any time, means any and all property, real or personal, tangible or intangible, which as of such time is owned or held by or for the account of any one or more of the Trust and the Series, including, without limitation, the limited rights referenced in ARTICLE X, Section 5 hereof.

                  (z) "vote of a majority of the outstanding Shares of a Series" means the vote, at a meeting of the holders of Shares of such Series duly called, (i) of sixty-seven percent (67%) or more of the Shares of such Series present at such meeting, if holders of more than fifty percent (50%) of the outstanding Shares of such Series are present or represented by proxy or (ii) of more than fifty percent (50%) of the outstanding Shares of such Series, whichever is less.

                                   ARTICLE II.

                           PURPOSE AND NATURE OF TRUST

         Section 1.        PURPOSE OF TRUST

         The purpose of the Trust is to conduct, operate and carry on the business and affairs of an open-end management investment company registered under the 1940 Act, through one or more investment portfolios, each investing in securities and other property and represented by a Series.

         Section 2.        NATURE OF TRUST

         It is the intention of the Trustees to create, and this Trust is and shall continue to be, a business trust within the meaning of Section 3801(A) of the Act. Accordingly, it is the intention of the Trustees to create only the relationship of trustee and beneficial owners within the meaning of the Act between the Trustees and Shareholders. It is not the intention of the Trustees to create, and the Trust shall not be deemed to be or be treated as, a corporation, general partnership, limited partnership, joint venture, joint stock association or company, bailment, or any form of legal organization other than a business trust within the meaning of Section 3801(A) of the Act. Accordingly, nothing in this Declaration of Trust shall be construed to make the Trustees or Shareholders, or any combination of them, shareholders of a corporation, partners, joint venturers or members of a joint stock association or company, for any purpose, nor shall the Trustees or Shareholders, or any combination of them, for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers.

                                  ARTICLE III.

                             SHARES AND SHAREHOLDERS

         Section 1.        DIVISION OF BENEFICIAL INTEREST

         The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares having no par value; provided, however, that subject to the requirements of the 1940 Act, the remainder of this ARTICLE III and ARTICLES IV and V hereof, the Trustees, at any time and from time to time, by Resolution, may authorize the division of Shares into two or more Series and the division of any existing or new Series into two or more Classes (with each such Series and Class being constituted of an unlimited number of Shares or such number of Shares as the Trustees may deem appropriate in connection with such authorization). Any such authorization shall (a) establish and designate, and fix and determine the relative rights, powers, privileges, preferences and duties of, the Series or Class so authorized; (b) set forth, either expressly or by reference to another document or documents, the investment objectives, policies, restrictions and limitations of the Series so authorized; (c) be effective as of the date specified therein; and (d) be incorporated herein by reference.

         The Trustees shall cause the Trust to maintain separate and distinct records for each Series authorized by the Trustees under this Section 1.

         Section 2.        ASSETS AND LIABILITIES ASSOCIATED WITH SERIES AND
                           CLASSES

         Shares of each particular Series and Class that have been authorized under and in accordance with ARTICLE III, Section 1 hereof, unless otherwise expressly provided in such authorization, shall have the following relative rights, powers, privileges, preferences and duties:

                  (a)      Assets Associated with a Particular Series.

                  All consideration received by the Trust for the issuance or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, shall be held in trust for the benefit of the holders of Shares of such Series, and not for the benefit of holders of Shares of any other Series, for all purposes, subject only to the liabilities associated with such Series (or the applicable Class thereof) (as hereinafter defined), and shall be accounted for and recorded upon the books of the Trust separately from the assets associated with any other Series. Such consideration, and such assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets associated with" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, and any funds or payments, which are not readily associated with a particular Series (collectively, "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series, in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall thereupon be deemed to be an asset associated with that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

                  Notwithstanding the foregoing, where a Series is divided into two or more Classes under and in accordance with ARTICLE III, Section 1 hereof, all income and realized and unrealized capital gains that are required under Rule 18f-3 under the 1940 Act to be allocated to, between or among one or more of such Classes in a particular manner shall be so allocated, and where the Trustees have discretion under that Rule to allocate income and realized and unrealized capital gains to, between or among one or more of such Classes, the Trustees shall exercise such discretion (either in the authorization creating such Classes or on an ongoing basis) in such manner and on such basis as they in their sole discretion deem fair and equitable.

                  (b)      Liabilities Associated with a Particular Series or
                           Class.

                  All liabilities, expenses, costs, charges and reserves of the Trust which are readily associated with a particular Series shall be charged against the assets associated with that Series, and any liabilities, expenses, costs, charges and reserves of the Trust which are not readily associated with a particular Series shall be allocated and charged by the Trustees to, between or among any one or more of the Series, in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable; provided, however, that where a Series is divided into two or more Classes under and in accordance with ARTICLE III, Section 1 hereof, all expenses and realized and unrealized capital losses that are required under Rule 18f-3 under the 1940 Act to be allocated and charged to, between or among one or more of such Classes in a particular manner shall be so allocated and charged, and where the Trustees have discretion under that Rule to allocate and charge expenses and realized and unrealized capital losses to, between or among one or more of such Classes, the Trustees shall exercise such discretion (either in the authorization creating such Classes or on an ongoing basis) in such manner and on such basis as they in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves so allocated and charged to a Series or Class are herein referred to as "liabilities associated with" that Series or Class. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes.

                  Without limiting the generality of the foregoing, but subject to the authority of the Trustees to allocate liabilities, expenses, costs, charges and reserves which are not readily associated with a particular Series as provided in the first sentence of this Section 2(b), the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets associated with that Series only, and not against the assets associated with any other Series (or against the assets of the Trust generally). The Trustees may cause notice of this limitation on interseries liabilities to be set forth in the Certificate of Trust of the Trust (whether originally or by amendment) to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Act, and upon the giving of such notice in the Certificate of Trust, the statutory provisions of Section 3804 (or any successor Section) of the Act relating to limitations on interseries liabilities (and the statutory effect under Section 3804 (or any successor Section) of setting forth such notice in the Certificate of Trust) shall become applicable to the Trust and each Series. All Persons who extend credit to (or with respect to) a particular Series, or who contract with (or with respect to) or have a claim against a particular Series, may look only to the assets associated with that Series for repayment of such credit or to enforce or satisfy any such contract or claim; and no Shareholder or Trustee or officer, employee or Service Provider of the Trust, whether past, present or future, shall be personally liable therefor solely by reason of his or her capacity as such.

                  (c)      Dividends,  Distributions, Redemptions, and
                           Repurchases.

                  Notwithstanding any other provision of this Declaration of Trust, including, without limitation, any provision of ARTICLE IV hereof or of
ARTICLE IX, Section 1 hereof, no dividend or distribution on or with respect to Shares of a particular Series, including, without limitation, any distribution paid in connection with the dissolution of the Trust or the termination of that Series, nor any redemption or repurchase of Shares of that Series, shall be effected by the Trust other than from the assets associated with that Series, nor shall any Shareholder or former Shareholder of a particular Series otherwise have any right or claim against the assets associated with any other Series (except to the extent that such Shareholder or former Shareholder has such a right or claim hereunder as a Shareholder or former Shareholder of such other Series or in a capacity other than as a Shareholder or former Shareholder).

         Section 3.        ISSUANCE OF AND INVESTMENTS IN SHARES

         The Trustees, at any time and from time to time, may cause the Trust to issue whole and fractional Shares of any Series or Class that has been authorized under and in accordance with ARTICLE III, Section 1 hereof (in addition to the then outstanding Shares of such Series or Class and Shares held as treasury shares in accordance with ARTICLE III, Section 16 hereof), to such Person or Persons, on such terms (including, without limitation, terms establishing minimum required purchases), and for such type and amount of consideration as is permitted by Section 3802(A) of the Act (including cash and securities or other property), or for no consideration, as the Trustees may deem appropriate.

         Each investment in Shares by the purchaser thereof shall be credited to such purchaser's individual Shareholder account in the form of whole and fractional Shares of the Trust, of such Series and Class thereof as may be available to such purchaser and as such purchaser may select, at the Net Asset Value per Share next determined (under and in accordance with ARTICLE IV, Section 1 hereof) for such Series and Class after receipt and/or acceptance of the investment by or on behalf of the Trust on the terms determined by the Trustees; provided, however, that subject to the requirements of the 1940 Act, the Trustees may cause the Trust to impose a sales charge upon investments in the Trust in such manner and amount or amounts and at such time or times as the Trustees may deem appropriate.

         The Trustees shall not be required to cause the Trust to issue Shares of a Series or Class that has been authorized under and in accordance with
ARTICLE III, Section 1 hereof, and may terminate the sale of Shares of a Series or Class at any time or suspend such sales from time to time for such any periods as they may deem appropriate.

         Section 4.        NONASSESSABILITY OF SHARES

         All Shares (including, without limitation, Shares issued in connection with a dividend paid in Shares or in connection with a split or reverse split of Shares), when issued on the terms determined by the Trustees, shall be fully paid and nonassessable, and neither the Trust nor any Trustee, nor any officer, employee or agent of the Trust, shall have the power or authority to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for Shares or otherwise; provided, however, that the foregoing shall not be deemed to prohibit the Trustees from taking any of the actions described in the second paragraph of ARTICLE IV, Section 1 hereof.

         Section 5.        NO PERSONAL LIABILITY; INDEMNIFICATION FOR PERSONAL
                           LIABILITY

         Neither the Trust nor any Trustee, nor any officer, employee or agent of the Trust, shall have the power or authority to bind any Shareholder personally, and no Shareholder or former Shareholder shall be personally liable for the debts, liabilities, obligations or expenses incurred by, contracted for or otherwise existing with respect to the Trust, any Series or any Class, but shall be entitled to the same limitation of personal liability as is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. The Trustees may cause any note, bond, contract, instrument, certificate, Share or other undertaking issued, executed or made by or on behalf of the Trust or any Series to include a recitation limiting the obligation represented thereby to the Trust or to such Series and the assets associated therewith, but the omission of such a recitation shall not operate to bind any Shareholder personally.

         If any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of being or having been a Shareholder and not because of his or her acts or omissions, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled, out of the assets associated with that Series, to be held harmless from and indemnified against all losses and expenses arising from such liability; provided, however, that there shall be no obligation of the Trust or of any Series arising under this Section 5 to reimburse any Shareholder or former Shareholder for taxes paid by reason of such Shareholder's or former Shareholder's holding of any Share.

         Section 6.        EQUALITY

         Each Share of a particular Series or Class thereof shall represent an equal undivided beneficial interest in the assets associated with that Series (subject to the liabilities associated with that Series or Class, as the case may be), and, subject to the relative rights, powers, privileges, preferences and duties as among Classes within a Series (with each Share within a particular Class being equal in every respect to each other Share within that Class), each Share of a particular Series shall be equal in every respect to each other Share of that Series. Accordingly, (a) subject to the relative rights, powers, privileges, preferences and duties as among Classes within a Series, (i) no Share of a particular Series shall have any priority or preference over any other Share of that Series with respect to dividends or distributions including, without limitation, distributions paid in connection with the dissolution of the Trust or the termination of such Series, and (ii) all dividends and other distributions shall be made ratably among all Shareholders of a particular Series from the assets associated with that Series according to the number of Shares of that Series held of record by such Shareholders as of the applicable Distribution Record Dates for the payment of such dividends and distributions; and (b) (i) no Share of a particular Class shall have any priority or preference over any other Share of that Class with respect to dividends or distributions including, without limitation, distributions paid in connection with the dissolution of the Trust or the termination of such Class, and (ii) all dividends and other distributions shall be made ratably among all Shareholders of a particular Class from the assets associated with the Series of which such Class is a part according to the number of Shares of that Class held of record by such Shareholders as of the applicable Distribution Record Dates for the payment of such dividends and distributions.

         The foregoing shall not be deemed to prohibit the Trust from distributing different types of Trust Property to different Shareholders of a particular Series or Class (or to a particular Shareholder in respect of the various Shares of a particular Series or Class held by him or her) in the case of a dividend, distribution, or redemption in-kind, so long as the Trust shall have complied with the principles set forth in the preceding paragraph and in
ARTICLE IV, Section 5 hereof.

         Section 7.        DIVIDENDS AND OTHER DISTRIBUTIONS

         Holders of Shares of a particular Series (and Class thereof) shall be entitled to receive dividends and other distributions, if, when and as declared by the Trustees on or with respect thereto, to the extent provided in ARTICLE IV hereof.

         Section 8.        VOTING RIGHTS

         Shareholders shall have no voting rights except to the extent provided in ARTICLE V hereof.

         In any case herein where it is provided that the Trustees shall or may take a particular action, do a particular thing or make a particular determination, and the 1940 Act or such case does not expressly provide for Shareholder authorization or approval of such action, thing or determination, the Trustees shall have full power and authority to take such action, to do such thing or to make such determination without obtaining any prior or subsequent authorization or approval of the Shareholders of any Series or Class (and the Trustees may take such action, do such thing or make such determination in their sole discretion on such terms and in such manner as they may deem appropriate, unless the context requires otherwise).

         Without limiting the generality of the foregoing, the Trustees may authorize Series and Classes of Shares under and in accordance with ARTICLE III,
Section 1 hereof without obtaining authorization or approval of the Shareholders of any Series or Class.

         Section 9.        TRANSFERABILITY

         Unless otherwise expressly provided by the Trustees in the authorization establishing and designating a Series or Class of Shares, Shares of that Series or Class shall be transferable without restriction (subject to the provisions of ARTICLE III, Section 17 hereof, ARTICLE IV, Section 2 hereof,
ARTICLE V, Section 5 hereof, ARTICLE X, Section 3 hereof and the By-Laws).

         Section 10.       NO PREEMPTIVE RIGHTS

         Unless otherwise expressly provided by the Trustees in the authorization establishing and designating a Series or Class of Shares or as otherwise expressly provided by the Trustees by Resolution, no holder of Shares of that Series or Class, as such, shall have any preemptive or other right to acquire, purchase or subscribe for any Shares or other securities of the Trust which the Trust may hereafter issue or sell, whether of the same or of any other Series or Class or otherwise.

         Section 11.       ACTIONS BY SHAREHOLDERS

         Except to the extent inconsistent with the requirements of the1940 Act:

                  (a) No action may be brought by a Shareholder on behalf of the Trust, or on behalf of any Series or Class, unless holders of not less than ten percent (10%) of the Shares then outstanding (in the case of an action brought on behalf of the Trust), or of not less than ten percent (10%) of the outstanding Shares of such Series or Class (in the case of an action brought on behalf of such Series or Class), join in the bringing of such action.

                  (b) A holder of Shares of a particular Series or Class, in his or her capacity as such, shall not be entitled to participate in a derivative action or class action lawsuit on behalf of any other Series or Class or on behalf of the holders of Shares of any other Series or Class.

         Section 12.       EXCHANGE PRIVILEGES AND CONVERSION FEATURES

         Subject to the requirements of the 1940 Act, the Trustees, at any time and from time to time, by Resolution, may provide that (a) the holders of Shares of any Series (or Class) shall have the right to exchange said Shares for Shares of one or more other Series (or Classes) or (b) Shares of any Series (or Class) may or shall be converted into Shares of one or more other Series (or Classes), in each case in accordance with such requirements and procedures as the Trustees may deem appropriate. In the absence of such provision by the Trustees with respect to a Series (or Class), Shareholders of that Series (or Class) shall have no exchange privileges, and Shares of that Series (or Class) shall not be subject to any conversion features.

         Section 13.       NO APPRAISAL RIGHTS

         Shareholders shall have no appraisal rights with respect to their Shares.

         Section 14.       OTHER ATTRIBUTES OF SHARES AND SHARE OWNERSHIP

         Shares shall be deemed to be personal property giving only the rights, powers, privileges and preferences provided herein, notwithstanding the nature of the property held by the Trust or any Series thereof. Every Person who purchases a Share on the terms determined by the Trustees under and in accordance with ARTICLE III, Section 3 hereof and who is recorded on the books of the Trust or of a transfer or similar agent of the Trust shall be deemed to have complied with the conditions for becoming a beneficial owner in an interest in the Trust and, by virtue of the foregoing, shall be held to have expressly assented to, and to have agreed to be bound by, the terms hereof and to have become a party hereto; provided, however, that no Shareholder shall be required to execute this Declaration of Trust unless the Trustees determine otherwise. Each holder of Shares shall upon demand by the Trustees disclose to the Trustees in writing such information with respect to such holder's direct and indirect ownership of Shares as the Trustees may deem necessary to comply with the requirements of any law or taxing authority. As Shares of a Series represent only an undivided beneficial interest in the assets associated with that Series, a holder or beneficial owner of Shares shall have no right, title or interest in or to any specific Trust Property, nor shall such holder or beneficial owner have any right to call for a partition or division, or possession, of the same or for an accounting. The death of a Shareholder during the existence of this Trust shall not operate to annul or dissolve this Trust or to terminate any Series or Class, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but any such representative shall be entitled only to the same rights to which said deceased Shareholder would have been entitled under this Declaration of Trust but for such Shareholder's death.

         Section 15.       FRACTIONAL SHARES

         Any outstanding fractional Share of a Series (or Class) shall carry proportionately all the rights, powers, privileges, preferences and duties of a whole Share of that Series (or Class), including rights with respect to voting and receipt of dividends and other distributions, as well as rights accorded to Shares of such Series (or Class) in connection with (a) the redemption or purchase of such Shares by the Trust or (b) the dissolution of the Trust or the termination of such Series (or Class).

         Section 16.       TREASURY SHARES

         Any Shares redeemed, purchased or otherwise acquired by the Trust shall be deemed to be treasury shares and shall not be canceled (unless the Trustees provide otherwise at or subsequent to the time of such redemption, purchase or acquisition).

         The Trustees may cause the Trust from time to time to reissue treasury shares in accordance with ARTICLE III, Section 3 hereof.

         The Trustees may classify or reclassify any unissued Shares or any Shares redeemed, purchased or otherwise acquired by the Trust, regardless of Series or Class, into one or more Series or Classes that have been or may be authorized from time to time under and in accordance with ARTICLE III, Section 1 hereof.

         Shares held by the Trust as treasury shares shall not be considered outstanding for any purpose of this Declaration of Trust and, in that connection, shall not confer any voting rights on the Trust or the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared or paid on or with respect to Shares.

         Section 17.       OWNERSHIP AND TRANSFER OF SHARES

         The ownership and transfer of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust, which books shall be maintained separately and distinctly for the Shares of each Series (and Class). No certificates certifying the ownership of Shares shall be issued except as the Trustees otherwise may determine from time to time. The Trustees may make such rules as they deem appropriate for the issuance of share certificates, the transfer of Shares of each Series (and Class) and similar matters. The record books of the Trust as kept by the Trust or by any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Shares of each Series (and Class) and as to the number of Shares of each Series (and Class) held from time to time by each.

         Section 18.       COMBINATION OF SHARES

         The Trustees, at any time and from time to time, may divide or combine the Shares of any particular Series into a greater or lesser number of Shares of that Series (with corresponding adjustments being made to the number of Shares of each Class within such Series). No such division or combination shall be deemed, for purposes of ARTICLE VIII, Section 1 hereof or for any other purpose, to adversely affect to a material degree the rights, powers, privileges, preferences or duties of the Shares of that Series (or Class) or of the Shares of any other Series (or Class).

         Section 19.       RIGHTS OF SHAREHOLDERS TO INSPECT RECORDS

                  (a) In addition to the rights provided for in the first sentence of ARTICLE X, Section 1 hereof, each holder of Shares has the right, subject to such reasonable standards (including standards governing what information and documents are to be furnished at what time and location and at whose expense) as may be established from time to time by the Trustees, to obtain from the Trust from time to time upon reasonable demand for any purpose reasonably related to the holder's interest as a holder of Shares:

                           (1) any written powers of attorney pursuant to which
                  this Declaration of Trust and any amendments hereto and any certificates filed by or on behalf of this Trust with the Office of the Secretary of State of the State of Delaware pursuant to the Act have been executed;

                           (2) a current list of the name and last known business, residence or mailing address of each record holder of Shares;

                           (3) information regarding the business and financial condition of the Trust; and

                           (4) other information regarding the affairs of the Trust as is reasonable.

                  (b) Notwithstanding the foregoing, the Trustees shall have the right to keep confidential from the holders of Shares, for such period of time as the Trustees deem reasonable, any information that the Trustees reasonably believe to be in the nature of trade secrets or other information the disclosure of which the Trustees in good faith believe is not in the best interest of the Trust or could damage the Trust or its business or which the Trust is required by law or by agreement with a third party to keep confidential.

                  (c) Any demand by a holder of Shares under this Section 19 shall be in writing under oath and shall state the purpose of such demand.

         Section 20. PURCHASE OF SHARES BY TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS OF TRUST

         Any Trustee, officer, employee or agent of the Trust, and any organization in which any of the foregoing has an interest, may acquire, own, hold, redeem and dispose of Shares of any Series or Class to the same extent as if such person were not a Trustee, officer, employee or agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase or redeem or cause to be purchased or redeemed Shares of any Series or Class to or from any such person or organization subject only to the provisions of the 1940 Act and to the general limitations, restrictions or other provisions applicable to the issuance, sale, purchase or redemption of Shares of such Series or Class generally.

                                   ARTICLE IV.

 DETERMINATION OF NET ASSET VALUE, DIVIDENDS AND DISTRIBUTIONS, AND REDEMPTIONS


         Section 1.        DETERMINATION OF NET ASSET VALUE

         The Trustees shall prescribe and set forth in the By-laws or other written instrument such bases and times for determining the value of Trust Property, the net asset value of each Series and Class and net income attributable to the Shares of each Series and Class as they may deem appropriate consistent with the requirements of the 1940 Act and generally accepted accounting principles. To the extent not inconsistent with the requirements of the 1940 Act and generally accepted accounting principles, the Trustees may determine which items shall be treated as income and which items as capital; and each such determination shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes.

         The Trustees may determine to maintain the Net Asset Value per Share of any Series at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the requirements of the 1940 Act for the continuing declarations of income attributable to that Series as dividends payable in additional Shares of that Series at the designated constant dollar amount and for the handling of any losses attributable to that Series. To the extent not inconsistent with the requirements of the 1940 Act, each Shareholder of the Trust, by his or her investment in any Series with respect to which the Trustees shall have adopted any such procedures, shall be held to have agreed to be bound by the following provisions of this paragraph in the event of any such loss. If, for any reason, the net income of any Series, determined at any time, is a negative amount, the Trustees may, with respect to that Series, (a) offset each Shareholder's pro rata share of such negative amount against the accrued dividend account of such Shareholder; (b) reduce the number of outstanding Shares of such Series by reducing the number of Shares in the account of each Shareholder of such Series by a pro rata portion of that number of whole and fractional Shares which represents such negative amount; (c) cause to be recorded on the books of such Series an asset account in the amount of such negative amount (provided that the same shall thereupon become an asset associated with such Series but shall not be paid to any Shareholder),which account may be reduced by the amount of dividends declared thereafter upon the outstanding Shares of such Series from and including the day such negative amount is experienced until such asset account is reduced to zero; (d) combine the methods described in clauses (a), (b) and (c) of this sentence; or (e) take any other action they may deem appropriate, in order to cause (or in order to assist in causing) the Net Asset Value per Share of such Series to remain at a constant amount per outstanding Share immediately after each such determination. The Trustees also may determine not to declare a dividend out of net income for the purpose of causing the Net Asset Value per Share to be increased. The Trustees shall not be required to, but at any time may, adopt, discontinue or amend the practice of maintaining the Net Asset Value per Share of a Series at a designated dollar amount. In event that any Series is divided into Classes, the provisions of this paragraph, to the extent applicable as determined by the Trustees consistent with the requirements of the 1940 Act, may be applied equally to each such Class.

         The Trustees may delegate any of their powers, authority, functions and duties under this Section 1 with respect to determining the value of Trust Property and the net asset value of each Series (and Class) or with respect to a suspension of the determination of net asset value to an officer or officers or agent or agents of the Trust designated from time to time by the Trustees.

         Section 2.        DIVIDENDS AND OTHER DISTRIBUTIONS

         The Trustees from time to time may declare and cause the Trust to pay dividends (including, without limitation, dividends paid in Shares) or other distributions on or with respect to the Shares of any Series or Class, in such amounts and with such frequency as the Trustees in their sole discretion may deem appropriate (subject, however, to the provisions of ARTICLE III hereof and applicable law). Without limiting the generality of the foregoing, such dividends or other distributions may be declared and paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may deem appropriate.

         For the purpose of determining the Shareholders who are entitled to receive payment of any dividend or other distribution, the Trustees may from time to time fix a date and time, by standing resolution or otherwise (any such date and time being herein referred to as a "Distribution Record Date"), for determining the Shareholders who are entitled to receive such payment, and in such case only Shareholders of record as of the Distribution Record Date shall have that right, notwithstanding any transfer of Shares on the record books of the Trust after the Distribution Record Date. Without fixing a Distribution Record Date, the Trustees may close the register or transfer books for one or more Series (or Classes) for all or any part of the period (not exceeding ten
(10) days) preceding the date for the payment of a dividend or other distribution. Nothing in this Declaration of Trust shall be construed as precluding the Trustees from setting different Distribution Record Dates for different Series (or Classes).

         Subject to the requirements of the 1940 Act and ARTICLE IV, Section 5 hereof, any dividend or other distribution on or with respect to the Shares of a Series or Class may be made in cash, Shares of such Series or Class or in-kind (that is, in securities or other property associated with the Series on or with respect to which such dividend or distribution is being paid), or in any combination thereof, as the Trustees may deem appropriate.

         Section 3.        REDEMPTIONS AT THE OPTION OF THE SHAREHOLDER

         Each holder of record of Shares of a particular Series shall have the right at such times as may be permitted by this Declaration of Trust and as otherwise required by the 1940 Act to require the applicable Series of the Trust to redeem all or any number of his or her Shares of that Series at a redemption price equal to the Net Asset Value per Share of that Series (or applicable Class thereof) next determined (under and in accordance with ARTICLE IV, Section 1 hereof) after the Shares are properly tendered for redemption; provided, however, that subject to the requirements of the 1940 Act, the Trustees may cause the Trust to impose a redemption charge upon redemptions of Shares in such manner and amount or amounts and at such time or times as the Trustees may deem appropriate. A Shareholder will not be deemed properly to have tendered Shares for redemption unless and until he or she shall have complied with such procedures for redemption as the Trustees may from time to time deem appropriate, including, without limitation, procedures requiring the redeeming Shareholder to deposit at the office of the applicable transfer or similar agent a written request or such other form of request as the Trustees may from time to time deem appropriate (together with such accompanying documentation as the Trustees may from time to time deem appropriate) requesting that the applicable Series of the Trust redeem such Shares in accordance with this Section 3. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash inadvisable or undesirable, the Trust, subject to the requirements of the 1940 Act and ARTICLE IV, Section 5 hereof, may make payment wholly or partly in-kind (that is, in securities or other property associated with the Series of which the Shares being redeemed are part).

         Notwithstanding the foregoing, the Trustees may cause the Trust to postpone payment of the redemption price or to suspend the right of the holders of the Shares of any Series to require the Trust to redeem Shares of that Series during any period or at any time when and to the extent permissible under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall determine but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder either may withdraw his or her request for redemption or receive payment based on the Net Asset Value per Share next determined after the termination of the suspension, in accordance with such procedures as the Trustees from time to time may deem appropriate. In the event that any Series is divided into Classes, the provisions of this paragraph, to the extent applicable as determined by the Trustees consistent with the requirements of the 1940 Act, may be applied equally to each such Class.

         Section 4.        REDEMPTIONS AT THE OPTION OF THE TRUST

         The Trustees, at any time and from time to time, may cause the Trust to redeem Shares of a particular Series or Class held by any holder thereof at the Net Asset Value per Share thereof (determined under and in accordance with ARTICLE IV, Section 1 hereof): (a) if at such time the Shares of such Series or Class held by such holder have an aggregate net asset value of less than an amount determined from time to time by the Trustees and set forth in the Trust's prospectus or statement of additional information relating to such Series or Class prior to the time such Shares were purchased, as the minimum aggregate net asset value that must be maintained by a holder with respect to such Shares in order for such Shares not to be subject to redemption at the option of the Trust; (b) if at such time such holder holds Shares of the Trust or of any Series or Class in excess of a percentage determined from time to time by the Trustees and set forth in the Trust's prospectus or statement of additional information relating to such Series or Class prior to the time such Shares were purchased, as the maximum percentage of Shares of the Trust or of such Series or Class that may be held by a holder in order for Shares held by a holder not to be subject to redemption at the option of the Trust; or (c) if the Trustees shall determine that direct or indirect ownership of Shares of any Series has or may become concentrated in any Person to an extent which would disqualify such Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (in which case the Trustees may (i) call for redemption by any such Person of a number, or principal amount, of Shares sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification and (ii) refuse to transfer or issue Shares to any Person whose acquisition of Shares in question would result in such disqualification).

         No redemption shall be effected pursuant to subSections (a) or (b) of this Section 4 unless the Trust has given the holder at least thirty (30) days notice of the Trust's intention to redeem and such holder is given an opportunity, within such thirty-day period, to adjust his or her holdings so as to avoid the application of this Section 4.

         Redemptions effected pursuant to this Section 4 shall otherwise be effected in the manner provided in ARTICLE IV, Section 3 hereof.

         Section 5.        DIVIDENDS,  DISTRIBUTIONS AND REDEMPTIONS IN-KIND

         In the event the Trustees determine that dividends or other distributions on or with respect to Shares of a particular Series or Class (including, for purposes of this Section 5, without limitation, distributions upon redemption of Shares of such Series or Class or in connection with the dissolution of the Trust or the termination of such Series or Class) shall be paid wholly or partly in-kind, the Trustees first must determine that such payments shall not be prejudicial to the interest of the remaining Shareholders of such Series. The selection and quantity of securities or other property to be paid in-kind shall be determined by or under the authority of the Trustees; provided, however, that the value of the securities or other property paid in-kind shall be the value of such securities or other property used in determining the Net Asset Value of the Series with which such securities or other property are associated. In no case shall the Trust or Trustees be liable for any delay of any Person in transferring securities or other property selected for delivery as all or part of any payment in-kind.

                                   ARTICLE V.

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

         Section 1.        VOTING POWERS

         Shareholders shall have power to vote only (a) for the election and removal of Trustees to the extent provided in ARTICLE VI, Sections 3 and 4 hereof, respectively; (b) to the extent provided in ARTICLES VIII and IX hereof;
(c) with respect to such additional matters relating to this Trust or any Series or Class as may be required by the 1940 Act or any registration of this Trust or any Series or Class with the Commission (or any successor agency) or any State; and (d) with respect to such additional matters as the Trustees may deem appropriate; provided, however, that in no event shall holders of Shares of a Series or Class be entitled to vote such Shares with respect to any matter that does not affect any interest of such Series or Class, as the case may be, unless otherwise required by the 1940 Act.

         Each whole Share shall carry one vote as to any matter on which it is entitled to be voted, and each fractional Share shall carry a proportionate fractional vote.

         In the case of (a) the election or removal of Trustees and (b) an amendment to the provisions of ARTICLE VIII hereof, and where required by the 1940 Act or by any registration of this Trust with the Commission (or any successor agency) or any State, all Shares entitled to be voted shall be voted in the aggregate without differentiation among the separate Series or Classes. In all other cases, (a) where Rule 18f-3 under the 1940 Act does not apply in connection with the matter to be voted on and such matter does not involve an amendment to this Declaration of Trust that would adversely affect to a material degree the rights, powers, privileges, preferences or duties of Shares of a particular Class in a manner different from the Shares of any other Class within the same Series, all Shares entitled to be voted with respect to the matter shall be voted separately by individual Series and (b) where Rule 18f-3 under the 1940 Act applies in connection with the matter to be voted on, or where such matter involves an amendment to this Declaration of Trust that would adversely affect to a material degree the rights, powers, privileges, preferences or duties of Shares of a particular Class in a manner different from the Shares of any other Class within the same Series, all Shares entitled to be voted with respect to the matter shall be voted separately by individual Class; provided, however, that the Trustees in their sole discretion may determine that, in situations where the Shares of more than one Series (or Class) are entitled to be voted with respect to a matter, such Shares shall be voted as a single class with respect to such matter if and to the extent permitted under the 1940 Act.

         There shall be no cumulative voting in the election of Trustees or for any other purpose.

         Shares may be voted in person or by written proxy or in any manner provided for in the By-Laws; provided, however, that in the event a proposal by anyone other than the Trustees or the officers of the Trust is submitted to a vote of the Shareholders of one or more Series or Classes or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the Trustees or the officers of the Trust, Shares may be voted only in person or by written proxy. A proxy with respect to Shares held in the name of two or more Persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.

         Until Shares are issued, the Trustees may exercise all rights hereunder that pertain to Shares and may take any action required or permitted by law, this Declaration of Trust or any of the By-Laws of the Trust to be taken by Shareholders (including, without limitation, the right to amend this Declaration of Trust and the By-Laws).

         Section 2.        MEETINGS

         No annual or regular meetings of Shareholders are required. The Trustees, their Chairman or the President of the Trust may from time to time call and give notice of meetings of the Shareholders in general, or of the Shareholders of any one or more Series or Classes in particular, for the purpose of taking action upon any matter requiring Shareholder authorization or approval as herein provided or upon any other matter as the Trustees may deem appropriate. The Trustees, their Chairman or the President of the Trust shall promptly call and give notice of a meeting of Shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested to do so in writing by Shareholders holding of record at least ten percent (10%) of the Shares then outstanding. In that connection, the provisions of the third, fourth and fifth paragraphs of Section 16(c) of the 1940 Act shall apply to this Trust as though this Trust were subject to those provisions. The Trustees, their Chairman or the President of the Trust shall call and give notice of a meeting within thirty (30) days after written application by Shareholders holding of record at least ten percent (10%) of the Shares then outstanding entitled to be voted on the matter requesting a meeting be called for the purpose of taking action upon a matter requiring authorization or approval of the holders of such Shares under the provisions of ARTICLE V, Sections l(b) or (c) hereof.

         A meeting of Shareholders may be held at any place designated by the Trustees, within or without the State of Delaware.

         Section 3.        QUORUM AND REQUIRED VOTE

         In cases where all Shares of the Trust are to be voted in the aggregate without differentiation among the separate Series and Classes pursuant to the terms of this Declaration of Trust, the holders of at least 33 2/3% of the Shares entitled to be voted in person or by proxy at a meeting of the holders of such Shares shall constitute a quorum for the transaction of business at a meeting of such holders. In cases where Shares of a Series (or Class) are to be voted separately by Series (or Class) pursuant to the terms of this Declaration of Trust, the holders of more than 50% of the Shares of such Series (or Class) entitled to be voted in person or by proxy at a meeting of the holders of such Shares shall constitute a quorum for the transaction of business at a meeting of such holders. In cases where Shares of more than one but fewer than all Series (or Classes) are to be voted as a single class pursuant to the terms of this Declaration of Trust, the holders of more than 50% of such Shares entitled to be voted in person or by proxy at a meeting of the holders of such Shares shall constitute a quorum for the transaction of business at a meeting of such holders.

         Any meeting of Shareholders may be adjourned from time to time to another date and time by a majority of the votes properly cast in person or by proxy upon the question of adjournment, whether or not a quorum is present, and the meeting so adjourned may be held within a reasonable time after the date set for the original meeting, without the necessity for giving further notice.

         Subject to the provisions of the preceding paragraph, when a quorum of holders of Shares entitled to be voted on the matter is present at any meeting, a majority of the votes properly cast in person or by proxy shall decide any questions and a plurality shall elect a Trustee, except where a larger percentage is required by the 1940 Act, by any express provision of this Declaration of Trust or by any registration of this Trust with the Commission (or any successor agency) or any State.

         Section 4.        ACTION BY WRITTEN CONSENT

         Any action requiring authorization or approval of Shareholders may be taken without a meeting of such Shareholders and without prior notice if holders of at least 66 2/3% of the Shares entitled to be voted on the matter consent to the action in writing and such written consent or consents are filed with the records of the meetings of Shareholders (except where a larger percentage is required by the 1940 Act or by any express provision of this Declaration of Trust). Such consent shall be treated for all purposes as a vote taken at a meeting of such Shareholders.

         Section 5.        RECORD DATES

         For the purpose of determining the Shareholders who are entitled to notice of and to vote or act at any meeting or any adjournment thereof, the Trustees may fix a date and time, which shall be not more than ninety (90) days prior to the date of such meeting, as the date and time of record (a "Meeting Record Date") for determining the Shareholders who are entitled to receive notice of and to vote or act at such meeting and any adjournment thereof, and in such case only Shareholders of record as of the Meeting Record Date shall have that right, notwithstanding any transfer of Shares on the record books of the Trust after the Meeting Record Date. Without fixing a Meeting Record Date, the Trustees may close the register or transfer books for one or more Series (or Classes) for all or any part of the period (not exceeding ten (10) days) preceding the date of a meeting of Shareholders. Nothing in this Declaration of Trust shall be construed as precluding the Trustees from setting different Meeting Record Dates for different Series (or Classes).

         Section 6.        ADDITIONAL PROVISIONS

         The By-Laws may include further provisions for Shareholders' votes and meetings and related matters not inconsistent with the provisions hereof.

                                   ARTICLE VI.

                                  THE TRUSTEES

         Section 1.        NUMBER AND QUALIFICATIONS

         Prior to any offering of Shares, there shall be an Initial Trustee and thereafter the number of Trustees shall be fixed at such number as the Trustees from time to time hereafter may fix by Resolution; provided, however, that the number of authorized Trustees shall in no event be less than one (1) nor more than fifteen (15). A Trustee must be a natural person at least 21 years of age who is not under a legal disability. A Trustee need not be a Shareholder, a citizen of the United States or a resident of the State of Delaware. No decrease in the authorized number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term, but the authorized number of Trustees may be decreased in conjunction with a vacancy created by the death, physical or mental incapacity, resignation or removal of a Trustee.

         Section 2.        INITIAL TRUSTEE

         The initial Trustee shall be the person whose signature appears below on the signature page dated March 25, 2000 (the "Initial Trustee").

         Section 3.        ELECTION OF TRUSTEES

         Except for the Initial Trustee and Trustees appointed to fill vacancies pursuant to ARTICLE VI, Section 5 hereof, Trustees shall be elected by Shareholders at such meetings of Shareholders as the Trustees may from time to time determine to call in their sole discretion; provided, however, that the Trustees shall call meetings of Shareholders for the purpose of electing Trustees at such time or times and in such manner as may be required by the 1940 Act.

         Section 4.        TERM OF OFFICE

         Each Trustee shall serve and hold office until the next meeting of Shareholders held for the purpose of considering the reelection of such Trustee or the election of a successor to such Trustee and until his or her successor is elected and qualified (or until the earlier death or physical or mental incapacity of such Trustee), and any Trustee who is appointed by the Trustees to fill a vacancy as provided in ARTICLE VI, Section 5 hereof shall have the same remaining term of his or her predecessor, if any, or such term as the Trustees, by Resolution, may determine; provided, however, that without the need for a prior or subsequent accounting, (a) any Trustee may resign at any time by a written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees, such resignation to be effective upon such delivery unless such written instrument specifies a later effective date;
(b) any Trustee may be removed at any time with or without cause by a written instrument signed by at least two-thirds of the number of Trustees then in office (including, solely for the purpose of determining two-thirds of the number of the Trustees then in office, the Trustee sought to be removed), such removal to be effective upon the date specified in such written instrument; and
(c) any Trustee may be removed at any time with or without cause (i) at any meeting of the Shareholders called for that purpose by a vote of Shareholders holding of record at least 66 2/3% of the outstanding Shares, properly cast in person or by proxy at such meeting or (ii) by way of a written instrument signed by Shareholders holding of record at least 66 2/3% of the outstanding Shares, and delivered to an officer of the Trust. A meeting of Shareholders for the purpose of removing one or more Trustees may be called (a) by the Trustees or
(b) at the request of Shareholders in accordance with the provisions of ARTICLE V, Section 2 hereof.

         Notwithstanding the foregoing, if, after giving effect to the resignation or removal of a Trustee, the Trust would not have any Trustee then in office, such resignation or removal shall not become effective unless and until there shall be at least one Trustee then in office.

         Section 5.        VACANCIES AND APPOINTMENTS

         In case of the death, physical or mental incapacity, resignation or removal of a Trustee, or an increase in the authorized number of Trustees, a vacancy shall occur. As conclusive evidence of such vacancy, a written instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by the Trustees. Subject to (a) the provisions of the last sentence of ARTICLE VI, Section 1 hereof and (b) the right of the Trustees, in their sole discretion, to call a meeting of Shareholders for the purpose of electing a Trustee or Trustees, as provided in ARTICLE VI, Section 3 hereof, and subject in all cases to the proviso to ARTICLE VI, Section 3 hereof, in the case of a vacancy, the remaining Trustees, by Resolution, shall appoint a person to fill such vacancy in a manner consistent with the requirements of the 1940 Act and the By-Laws (including, without limitation, provisions of the 1940 Act relating to the number of Interested Persons who may serve as Trustees). Such appointment shall be recorded in the minutes of a meeting of the Trustees, whereupon such appointment shall become effective if accepted by the person so appointed by becoming a signatory to this Declaration of Trust as a Trustee.

         An appointment of a Trustee may be made by the Trustees, by Resolution, in anticipation of a vacancy to occur by reason of the resignation of a Trustee or Trustees or an increase in the authorized number of Trustees, provided that said appointment shall become effective only at or after the effective date of said resignation or increase.

         Section 6.        EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

         The death, physical or mental incapacity, resignation or removal of one or more Trustees, or all of them, during the existence of this Trust shall not operate to annul or dissolve this Trust, to terminate any Series or Class or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the authorized number of Trustees shall occur, until such vacancy is filled as provided in ARTICLE VI, Section 5 hereof, the Trustees then in office, regardless of their number, but subject to the requirements of the 1940 Act, shall have all the powers and authority granted to the Trustees hereunder and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

         Section 7.        ACTION BY THE TRUSTEES

         Except as otherwise required by the 1940 Act or by the provisions of
ARTICLE VI, Section 4(b) hereof, and except where this Declaration of Trust expressly provides that an action to be taken by Trustees shall be taken by Resolution, any action to be taken by the Trustees on behalf of this Trust or any Series or Class may be taken by (a) a majority of the Trustees present at a duly constituted meeting of the Trustees (a quorum, consisting of at least a majority of the Trustees then in office, being present), including any meeting held by means of a conference telephone or other communications equipment through which all persons participating in the meeting can hear each other at the same time or (b) written consents signed by a majority of the Trustees then in office; provided, however, that whether or not a quorum is present, a majority of the Trustees present at a duly constituted meeting of the Trustees may adjourn the meeting to another place and time.

         Section 8.        CHAIRMAN OF THE TRUSTEES

         The Trustees may appoint one of their number to be Chairman of the Trustees. The Chairman shall preside at all meetings of the Trustees to the extent reasonably feasible and, to the extent provided by the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust. The Chairman may be (but is not required to be) the chief executive, financial and/or accounting officer of the Trust.

         Section 9.        PRINCIPAL TRANSACTIONS

Except to the extent prohibited by the 1940 Act, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any Trust Property to, any Trustee or any officer or employee of the Trust or any organization in which any such person has a direct or indirect interest, acting as principal.

         Section 10.       POWERS

         Subject only to such restrictions as are set forth in this Declaration of Trust, the 1940 Act and other applicable law, the Trustees shall have exclusive control over the Trust Property and over the management of the business and affairs of the Trust to the same extent as if the Trustees were the sole owners and holders of the Trust Property and business and affairs in their own right, and shall possess and may exercise all the powers and authority which may be possessed and exercised by trustees of a business trust established under the Act; provided, however, that the foregoing shall not be construed to prohibit the Trustees from delegating their powers and authority in the manner described herein.

         Without limiting the generality of the foregoing, in addition to the powers and authority granted to the Trustees elsewhere herein, the Trustees shall have full power and authority, for and on behalf of any one or more of the Trust and the Series and Classes, to do or cause the Trust or other Persons to do any one or more of the following, subject only to such restrictions as may be set forth in this Declaration of Trust, the 1940 Act and other applicable law:

                  (a) To conduct, operate and carry on the business and affairs of an open-end management investment company organized as a series company and registered under the 1940 Act and do any and all acts or things (including, without limitation, the making and execution of such agreements, contracts and instruments) as the Trustees may deem necessary, convenient, appropriate, incidental or customary in connection therewith or in the interest of any one or more of the Trust and the Series and Classes (it being understood that, for purposes of this Section 10(a), any good faith determination by the Trustees as to what is in the interest of any one or more of the Trust and the Series and Classes shall be conclusive);

                  (b) To adopt by-laws, not inconsistent with this Declaration of Trust, containing additional provisions relating to the conduct of the business and affairs of the Trust, and amend and repeal them to the extent that such by-laws do not expressly and exclusively reserve that right to the Shareholders;

                  (c) To conduct, operate and carry on the business and affairs of the Trust, and maintain offices of the Trust, both within and without the State of Delaware, in any and all other States and in any and all foreign jurisdictions;

                  (d) To elect and remove such officers and hire and terminate such employees, and provide for the compensation of any or all of the foregoing (any one or more of any of whom may be a Trustee), as the Trustees may deem appropriate;

                  (e) To establish, by appointing from the Trustees' own number or from among other Persons, and terminate, any one or more committees consisting of two or more Trustees or other Persons, and adopt committee charters providing for such responsibilities, membership and other characteristics of such committees as the Trustees may deem appropriate;

                  (f) To delegate such powers, authority, functions and duties (including, without limitation, those set forth in ARTICLE IV, Section 1 hereof) as the Trustees may deem appropriate to (i) any officer, employee or Service Provider (and authorize any of the foregoing to employ subagents and to delegate, to any other Person, any of the powers, authority, functions or duties so delegated to them); (ii) any committee consisting of Trustees or other Persons (including, without limitation, (A) an executive committee consisting of less than the whole number of Trustees then in office, which may, when the Trustees are not in session, exercise some or all of the powers and authority of the Trustees and act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, and (B) a special committee which may exercise some or all of the powers and authority of the Trustees, and act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any claim, action, suit or proceeding (civil, criminal, administrative or other, including appeals) which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body); and (iii) other Trustees, to the extent and in the manner provided in the By-Laws;

                  (g) To provide for the distribution of Shares either through one or more Principal Underwriters or distributors, as described more fully in ARTICLE VI, Section 13(b) hereof or by the Trust itself, or both, or otherwise pursuant to a plan of distribution of any kind;

                  (h) To interpret the investment objectives, policies restrictions and limitations applicable to a particular Series;

                  (i) To invest and reinvest cash and other property, hold cash and other property uninvested, and subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, trade, exchange, distribute, write options on, lend, and deal in or dispose of contracts for the future acquisition or delivery of, securities and instruments of every nature and kind, including, without limitation, all types of bonds, debentures, common stocks, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, futures contracts, options on futures contracts, swaps, caps, collars, floors and other securities and instruments of any nature and kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation, the United States government, States, foreign governments, any political subdivision, agency or instrumentality of any of the foregoing or of any combination of the foregoing, any supranational organization, any bank or savings institution, or any corporation or other entity organized under the laws of the United States, any State, or any foreign jurisdiction, or in "when issued" contracts for any such securities;

                  (j) To sell, exchange, lend, pledge, mortgage, hypothecate or lease, or write options with respect to or otherwise deal in any property rights relating to, any or all of the Trust Property or the assets associated with any Series;

                  (k) To vote or give assent or otherwise act, or exercise any and all rights, powers and privileges of ownership or interest, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees may deem appropriate, granting to such Person or Persons such power and discretion with relation to the Trust Property as the Trustees may deem appropriate (including, without limitation, the power and authority to act in the name of the Trust or the Trustees; to sign documents and to act as attorney-in-fact for the Trust or the Trustees);

                   (l) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other property; and to pay calls or subscriptions with respect to any security held by or for the account of the Trust;

                  (m) To hold any security or other property in a form not indicating that it is trust property, whether in bearer, book entry, unregistered or other negotiable form; to deposit, or authorize any custodian or subcustodian of Trust Property to deposit, all or any part of the Trust Property in one or more systems for the central handling of securities or other instruments or with a Federal Reserve Bank (each of the foregoing, a "Securities Depository"), and authorize any Securities Depository to utilize the services of one or more other Securities Depositories or agents; and to hold all or any part of the Trust Property in the name(s) of one or more custodians, subcustodians, Securities Depositories, nominees or otherwise;

                  (n) To consent to, or participate in, any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is or was held by or for the account of the Trust; and to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer;

                  (o) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection deposit any security with, or transfer any security to, any such committee, depositary or trustee, and delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees may deem appropriate; and to agree to pay, and pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees may deem appropriate;

                  (p) To compromise, arbitrate or otherwise adjust claims in favor of or against this Trust or any Series or any matter in controversy, including, without limitation, claims for taxes;

                  (q) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

                  (r) To borrow money or other property in the name of the Trust or of any Series exclusively for the purposes of the Trust or of such Series, and in that connection issue notes or other evidences of indebtedness;

                  (s) To endorse or guarantee the payment of any notes or other obligations or undertake the performance of any obligation or engagement of any Person; and to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

                  (t) To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem appropriate for the conduct of the business and affairs of the Trust, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions or principal on the Trust's portfolio investments, and insurance policies insuring the Shareholders and Trustees and officers, employees and Service Providers of the Trust or any thereof (or any Person connected therewith), individually against all claims and liabilities of every nature arising by reason of holding or having held Shares or holding or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

                  (u) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

                  (v) To adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans and related plans as the Trustees may deem appropriate;

                  (w) To redeem Shares in accordance with the provisions of
         ARTICLE IV hereof and purchase or otherwise acquire Shares; and

                  (x) To do everything that the Trustees may deem necessary, convenient, appropriate, incidental or customary for the accomplishment of any valid purpose or the attainment of any valid object or for the furtherance of any power herein before set forth, either alone or in association with others, the foregoing clauses to be construed as objects as well as powers.

         In construing the provisions of this Declaration of Trust, the presumption shall be in favor of (a) a grant of power and authority to the Trustees and (b) the power and authority of the Trustees to delegate any of their powers and authority, and the enumeration of any specific powers shall not be construed as limiting or restricting in any manner the general powers of the Trustees. The Trust and the Trustees shall not be limited to investing in securities or instruments maturing before the possible dissolution of the Trust or the termination of one or more Series. The Trust and the Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees or other fiduciaries, but shall have full power and authority to make any and all investments which they may deem appropriate to accomplish the purpose of the Trust or of any Series. No Person dealing with the Trustees shall be bound to make any inquiry concerning the authority of the Trustees or the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or the Trustees or upon its or their order. The Trust and the Trustees shall not be required to resort to any court or other authority or to obtain an order of any court or other authority to deal with any Trust Property or the assets associated with any Series or take any other action hereunder.

         Section 11.       PAYMENT OF EXPENSES BY THE TRUST

         The Trust, and not the Trustees, shall be responsible for all liabilities, expenses, costs and charges incurred or arising in connection with the Trust or any Series (or Class), or in connection with the management thereof, and, subject to the other provisions of this Declaration of Trust, the Trustees are authorized to pay or cause to be paid (which authorization carries with it the authorization to reimburse themselves for), out of the principal or income of the Trust or any Series (or Class), or partly out of such principal and partly out of such income, all such liabilities, expenses, costs and charges, including, without limitation: interest charges; taxes; brokerage fees and commissions; expenses related to the issuance, redemption and purchase of Shares; insurance premiums; fees, and expenses of third parties, including Service Providers; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; costs of preparing transmission expenses; auditing, legal and compliance expenses; costs of creating the Trust and maintaining its existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing and prospective shareholders; expenses of meetings of shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies, fees and expenses of the Trustees; compensation of the Trust's officers and employees and costs of other personnel performing services for the Trust; costs of Trustee meetings, Commission registration fees and related expenses; State or foreign securities laws registration fees and related expenses; and such non-recurring items as may arise, including litigation to which the Trust or the Trustees or any of them is a party, and, subject to the provisions of ARTICLE VII, Section 3 hereof, for all losses and expenses incurred by them in administering the Trust, and for the payment of such losses and expenses the Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of a loss or an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholders thereto. This Section shall not preclude the Trust from directly paying any of the aforementioned liabilities, expenses, costs or charges.

         Section 12.       OWNERSHIP OF ASSETS OF THE TRUST

         The Trust Property (including Trust Property associated with the various Series) shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. Legal right, title and interest in and to all Trust Property (including all Trust Property associated with the various Series) and the right to conduct the business and affairs of the Trust shall at all times be considered as vested in the Trust as a separate legal entity under the Act, except that the Trustees may cause or authorize legal right, title or interest in or to any Trust Property to be held by or in the name of the Trustees or any of them or as provided in ARTICLE VI, Section 10(m) hereof. To the extent that legal right, title or interest in or to any Trust Property is vested in the Trustees, upon the death, physical or mental incapacity, resignation or removal of a Trustee, he or she automatically shall cease to have any such right, title or interest, and such right, title or interest shall vest automatically in the remaining Trustees and in each person who may thereafter become a Trustee. To the maximum extent permitted by law, such cessation and vesting of right, title and interest shall be effective whether or not conveyancing documents have been executed and delivered and whether or not any other action has been taken.

         Section 13.       SERVICE CONTRACTS

         Subject to such requirements and restrictions as may be set forth in the By-Laws:

                  (a) the Trustees, at any time and from time to time, may cause the Trust (or any Series or Class thereof) to contract for exclusive or nonexclusive management, advisory and/or administrative services with one or more Investment Managers or other Persons, on such terms as the Trustees may deem appropriate, including, without limitation, terms authorizing any Investment Manager to determine (or to employ another Investment Manager to determine) from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested.

                  (b) The Trustees, at any time and from time to time, may cause the Trust (or any Series or Class thereof) to contract with one or more Persons, appointing any such Person exclusive or nonexclusive Principal Underwriter or distributor for the Shares of one or more of the Series (or Classes) or other securities to be issued by the Trust, on such terms as the Trustees may deem appropriate.

                  (c) The Trustees, at any time and from time to time, may cause the Trust (or any Series or Class thereof) to contract with one or more Persons, appointing any such Person the custodian, transfer or similar agent, shareholder servicing agent and/or dividend disbursement agent for the Trust or for one or more of its Series (or Classes), on such terms as the Trustees may deem appropriate (including, without limitation, terms authorizing any such Person to employ subagents).

                  (d) The Trustees, at any time and from time to time, may cause the Trust (or any Series or Class thereof) to contract with any other Service Provider to provide such other services as the Trustees may deem appropriate, on such terms as the Trustees may deem appropriate.

                  (e) The fact that: shall not affect the validity of any such Trust Contract or disqualify any Trustee or Shareholder or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders; provided, however, that approval of each such Trust Contract is obtained pursuant to the applicable requirements of the 1940 Act.

                           (i) any of the Trustees or Shareholders or officers
                   of the Trust has a management, advisory or administration contract, or Principal Underwriter's or distributor's contract, or transfer or similar agent, shareholder servicing agent, dividend disbursement agent or other type of service contract with the Trust, or that

                           (ii) any of the Trustees or Shareholders or officers
                   of the Trust is or may become a shareholder, trustee, director, officer, partner, member, employee, investment manager or adviser, Principal Underwriter, distributor, or affiliate or agent of or for any Person, or of or for any parent or affiliate of any Person, with which a management, advisory or administration contract, or Principal Underwriter's or distributor's contract, or transfer or similar agent, shareholder servicing agent, dividend disbursement agent or other type of service contract may have been or may hereafter be made by the Trust, or that any such Person or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

                           (iii) any Person with which a management, advisory or
                  administration contract, or Principal Underwriter's or distributor's contract, or transfer or similar agent, shareholder servicing agent, dividend disbursement agent or other type of service contract may have been or may hereafter be made by the Trust (a "Trust Contract") also has a management, advisory or administration contract, or Principal Underwriter's or distributor's contract, or transfer or similar agent, shareholder servicing agent, dividend disbursement agent or other service contract with one or more other Persons, or has other business or interests,

                  Subject to the foregoing proviso, nothing in this Declaration of Trust shall be deemed to preclude (a) any one Person from entering into more than one Trust Contract with the Trust or (b) any one Person from being financially interested in or otherwise affiliated with more than one Person with whom the Trust has entered into a Trust Contract.

                                  ARTICLE VII.

                    COMPENSATION, LIMITATION OF LIABILITY AND
                    INDEMNIFICATION OF TRUSTEES AND OFFICERS

         Section 1.        COMPENSATION

         The Trustees shall be entitled to compensation from the Trust for their services as such, and the Trustees may from time to time fix such compensation in such reasonable amount as they may deem appropriate.

         Section 2.        LIMITATION OF LIABILITY

         Every note, bond, contract, instrument, certificate, Share or other undertaking and every other act or thing whatsoever issued, executed, made or done by the Trustees or officers or employees or (to the extent permitted by the Trustees) Service Providers of the Trust or any of them on behalf of the Trust or any Series or Class thereof shall conclusively be deemed to have been issued, executed, made or done only in or with respect to such capacities or capacity, and not in their or his or her individual capacities or capacity. In addition, neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his or her capacity as Trustee or officer (including, without limitation, errors of judgment or mistakes of fact or law), provided that nothing contained herein shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which he or she otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer. Accordingly, a Trustee or officer of the Trust, when acting in such capacity (a) shall not personally be liable to any Person (except as set forth in clause (b) immediately following) for any act, omission, debt or obligation of the Trust or of such Trustee or officer and (b) shall be liable to the Trust and the Shareholders only to the extent provided in the preceding sentence. Without limiting the generality of the foregoing, but subject in each case to clause (b) immediately above, (i) the exercise by the Trustees or officers of the Trust of their powers and authority in good faith shall be binding on the Trust, the Shareholders and every other interested person; (ii) a Trustee shall not be responsible or liable for any act, omission, debt or obligation of any officer, employee or Service Provider of the Trust, or of any other Trustee; (iii) an officer shall not be responsible or liable for any act, omission, debt or obligation of any Trustee, employee or Service Provider of the Trust, or of any other officer; (iv) the Trustees and officers may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees or officers hereunder, and shall not be liable for any act or omission in accordance with such advice or for failing to follow such advice; and (v) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer, employee or Service Provider appointed by them, any independent public accountant and (with respect to the subject matter of the contract involved) any officer, partner, member or responsible employee or agent of any other party to any contract entered into by the Trust or by the Trustees on behalf of the Trust. The Trustees and officers shall not be required to give any bond as such, nor any surety if a bond is required or obtained. The provisions of this Declaration of Trust, to the extent they restrict the duties and liabilities of the Trustees and officers otherwise existing at law or in equity, are agreed by the Shareholders and all other Persons to replace such other duties and liabilities of the Trustees and officers.

         Every note, bond, contract, instrument, certificate, Share or other undertaking issued, executed or made by the Trustees or any of them or by the officers, employees or (to the extent permitted by the Trustees) Service Providers of the Trust or any of them may recite that the same was issued, executed or made by or on behalf of the Trust by them solely in such capacities or capacity and not personally and that the obligations of such instrument are not binding upon any of them personally but are binding only upon the assets and property of the Trust or a particular Series thereof, and may contain such further recitals as they or he or she may deem appropriate, but the omission thereof shall not operate to bind any Trustee or any officer, employee or Service Provider of the Trust personally.

         Section 3.        INDEMNIFICATION

         Subject to the exceptions and limitations contained in this Section 3, every person who is, or has been, a Trustee or officer of the Trust, or who serves at the request of the Trust or at the request of a Trustee on behalf of the Trust as a trustee, director, member, officer, employee or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability, and against all expenses reasonably incurred or paid by him or her, in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a Trustee, trustee, director, member, officer, employee or agent and against amounts paid or incurred by him or her in settlement thereof.

         No indemnification shall be provided hereunder to a Covered Person:

                  (a) for any liability to this Trust or the Shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that he or she engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

                  (b) with respect to any matter as to which he or she shall have been finally adjudicated by the court or other body before which the proceeding was brought not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

                  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) immediately above) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of the readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by:

                           (i) a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                           (ii)     a written opinion of independent legal
                   counsel.

         The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not exclude or affect any other rights to which any Covered Person may now or hereafter be entitled, shall be considered enforceable contract rights of Covered Persons, shall continue as to a Person who has ceased to be a Covered Person (but only with respect to the acts or omissions of such person occurring prior to the time such person ceased to be a Covered Person) and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. The Trustees from time to time may provide for such indemnification as they deem appropriate (but in no event more extensive than that provided in this Section 3), for employees, agents and Service Providers of this Trust. For purposes of this
Section 3, this Trust shall include any successor in interest to this Trust.

         Expenses in connection with preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 3 may be advanced by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 3, provided that either:

                  (a) such undertaking is secured by a surety bond or some other appropriate security supplied by the recipient (unless the Trustees shall waive the requirement that such surety bond or security be supplied by the recipient) or the Trust shall be insured against losses arising out of any such advances; or

                  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based on a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found to be entitled to indemnification under this Section 3.

         For purposes of this Section 3, a "Disinterested Trustee" is a Trustee
(i) who is not an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such claims, actions, suits or other proceedings or another claim, action, suit or proceeding on the same or similar grounds is then or has been pending.

         For purposes of this Section 3 and Section 4 immediately below, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened and while in office or thereafter; and the words "liability," "losses" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         Section 4.        INSURANCE

         The Trustees may to the fullest extent permitted by law purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Covered Person in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Person who falls within the definition of Covered Person, whether or not the Trust would have the power to indemnify him or her against such liability under the provisions of this Article.

                                  ARTICLE VIII.

                                    AMENDMENT

         Notwithstanding any other provision of this Declaration of Trust, the Trustees, at any time and from time to time, by Resolution, without any need for Shareholder authorization or approval, may amend this Declaration of Trust so as to add to, delete, replace or otherwise modify any provision hereof (including, without limitation, any provision (a) relating to the Shares (or any Series or Class thereof) or (b) contained in any document incorporated herein by reference ("Incorporated Document") or in any document incorporated by reference into an Incorporated Document); provided, however, that (i) the Trustees must obtain Shareholder authorization or approval of any such amendment to the extent they are required to do so by the 1940 Act; (ii) the Trustees must obtain the authorization or approval of holders of not less than seventy-five percent (75%) of the outstanding Shares, voting together without differentiation among the separate Series or Classes, to adopt any amendment to this ARTICLE VIII; (iii) the Trustees must obtain the authorization or approval of Shareholders of a particular Series (or Class) to adopt any amendment which would adversely affect to a material degree the rights, powers, privileges, preferences or duties of the Shares of such Series (or Class), in the manner provided in ARTICLE V,
Section 1 hereof; (iv) to the extent voting rights are accorded to Shareholders under the provisions of this Declaration of Trust to authorize or approve a particular matter, the Trustees may not adopt any amendment to any such voting right, or any amendment which would have the effect of altering or nullifying such voting right, unless they first obtain the same authorization or approval of such Shareholders as would be required to be obtained from them if such Shareholders were voting on such matter; and (v) no amendment to ARTICLE VII hereof shall limit the rights to indemnification or insurance provided herein which arise prior to such amendment.

         An amendment required to be authorized or approved by holders of particular Shares in a particular manner shall not be effective with respect to such Shares if not so approved by such holders in such manner.

         Any amendment hereto shall be effective at the time specified by the Trustees by Resolution (or upon the time specified in any requisite authorization or approval of the Shareholders).

         The Certificate of Trust of the Trust also may be amended in accordance with the foregoing principles, and any such amendment shall be effective immediately upon the filing of a certificate of amendment with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein. Any such certificate of amendment may be signed by any one Trustee pursuant to authorization of the Trustees.

                                   ARTICLE IX.

    DISSOLUTION OF TRUST OR TERMINATION OF SERIES OR CLASSES; REORGANIZATION


         Section 1.        DISSOLUTION OF TRUST OR TERMINATION OF SERIES OR
                           CLASSES

         Unless dissolved as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved (a) at any time by approval of the Trustees and the holders of at least 66 2/3% of the outstanding Shares of each Series, voting separately by Series; (b) at any time by the Trustees, by Resolution and written notice to the Shareholders; or (c) in accordance with the provisions of ARTICLE IX, Section 2 hereof. Any Series or Class may be terminated (a) at any time by approval of the Trustees and the vote of the holders of at least 66 2/3% of the outstanding Shares of that Series or Class;
(b) at any time by the Trustees, by Resolution and written notice to the Shareholders of that Series or Class; or (c) in accordance with the provisions of ARTICLE IX, Section 2 hereof. At any time there are no Shares of a previously authorized Series or Class outstanding, the Trustees, by Resolution, may abolish that Series or Class and rescind the authorization thereof, such Resolution to be effective as of the date specified therein, and to be incorporated by reference herein upon adoption.

         Upon the dissolution of the Trust (or the termination of any Series, as the case may be), the Trustees shall proceed to cause the Trust (or Series) to wind up its business and affairs. After paying or otherwise providing, severally, for all liabilities, expenses, costs, charges and reserves with respect to each Series (or the applicable Series, as the case may be), whether due or accrued or anticipated, as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees may deem appropriate, reduce the remaining assets held, severally, with respect to each Series (or the applicable Series, as the case may be), to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds associated with each Series (or the applicable Series, as the case may be), to the Shareholders of that Series, as a Series, ratably according to the number of Shares of that Series held of record by such Shareholders on the Distribution Record Date established by the Trustees in connection with the dissolution or termination (giving due effect to the differences among the various Classes within each such Series).

         Upon completion of the distribution of all of the Trust Property, or upon completion of the distribution to holders of Shares of a Series of all of the assets associated with that Series, whether pursuant to this Section 1 or
ARTICLE IX, Section 2 hereof, the Trustees shall be discharged of any and all further liabilities and duties hereunder with respect to the Trust or such Series, as the case may be, and the right, title and interest of all parties with respect to the Trust or such Series, as the case may be, shall be canceled and discharged.

         In the event of a dissolution of the Trust, following completion of winding up of the Trust's business and affairs, the Trustees shall cause a certificate of cancellation of the Trust's Certificate of Trust to be filed in accordance with the Act, which certificate of cancellation may be signed by any one Trustee pursuant to authorization of the Trustees.

         Section 2.        REORGANIZATION

         The Trustees, by Resolution, may cause the Trust to sell, convey and transfer all or substantially all of the assets of the Trust, or all or substantially all of the assets associated with any one or more Series, to another trust, partnership, limited liability company, association or corporation organized under the laws of any State, or to one or more separate series thereof, or to the Trust to be held as assets associated with one or more other Series of the Trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with each Series the assets of which are so transferred, or (b) not being made subject to, or not with the assumption of, such liabilities; provided, however, that, if required by the 1940 Act, no assets associated with any particular Series shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the affirmative vote of a majority of the outstanding Shares of that Series. Following such sale, conveyance and transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities associated with and any other differences among the various Series the assets associated with which have so been sold, conveyed and transferred) ratably among the Shareholders of the Series the assets associated with which have been so sold, conveyed and transferred (giving due effect to the differences among the various Classes within each such Series); and if all of the assets of the Trust have been so sold, conveyed and transferred the Trust shall be dissolved.

         The Trustees may cause the Trust, or any one or more Series, either as the successor, survivor, or non-survivor, (a) to consolidate with one or more other trusts, partnerships, limited liability companies, associations or corporations organized under the laws of any State, or with one or more separate series thereof, or with one or more other Series, thereby forming a new consolidated trust, partnership, limited liability company, association, corporation, series or Series under the laws of which any one of the constituent entities is organized, or (b) to merge into one or more other trusts, partnerships, limited liability companies, associations or corporations organized under the laws of any State, or into one or more separate series thereof, or into one or more other Series, or to have one or more of such trusts, partnerships, limited liability companies, associations, corporations, series or Series merged into it, any such consolidation or merger to be upon such terms and conditions as are specified in an agreement and plan of reorganization entered into by the Trust, or any one or more Series, as the case may be, in connection therewith. The terms "merge" or "merger" as used herein also shall include the purchase or acquisition, other than in the ordinary course of business, of any assets or business of any other trust, partnership, limited liability company, association or corporation which is an investment company organized under the laws of any State, or of any series thereof, or of any Series. Any such consolidation or merger shall require a Resolution of the Trustees and, if required by the 1940 Act, the affirmative vote of a majority of the outstanding Shares of each Series affected thereby, at a meeting duly called for that purpose.

         In accordance with Section 3815(F) of the Act, an agreement of merger or consolidation approved in accordance with this Section 2 may effect any amendment to this Declaration of Trust or the By-Laws or effect the adoption of a new declaration of trust or by-laws of this Trust if this Trust is the surviving or resulting business trust. A certificate of merger or consolidation of this Trust shall be signed by a majority of the Trustees.

                                   ARTICLE X.

                                  MISCELLANEOUS

         Section 1. FILING OF COPIES; REFERENCES; HEADINGS; SINGULAR AND PLURAL; COUNTERPARTS

         The original or a copy of this Declaration of Trust, each amendment or restatement hereof, each document incorporated herein by reference and each certificate filed by or on behalf of this Trust with the Office of the Secretary of State of the State of Delaware pursuant to the Act shall be kept at the principal executive office of this Trust where it may be inspected by any Shareholder at any reasonable time during usual office hours. The inspection shall include the right to make copies and extracts, at the sole cost and expense of the Shareholder making the inspection. Anyone dealing with this Trust may rely on a certificate by a Trustee or officer of this Trust as to whether or not any such amendments or restatements have been made and as to any matter in connection with this Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by a Trustee or officer of this Trust to be a copy of this Declaration of Trust or of any such amendment or restatement.

         In this Declaration of Trust and in any such amendment or restatement hereof, references to this Declaration of Trust, and all expressions like "hereby," "herein," "hereof," "hereto" and "hereunder," shall be deemed to refer to this Declaration of Trust as amended or restated or affected by any such amendment or restatement.

         Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Declaration of Trust.

         Whenever the singular number is used herein, the same shall include the plural and the neuter, masculine and feminine genders shall include each other, as applicable.

         This Declaration of Trust may be executed in any number of counterparts, each of which shall be deemed an original.

         Section 2.        APPLICABLE LAW; CONSTRUCTION

         This Declaration of Trust is executed and delivered by all of the Trustees with reference to the Act and the laws of the State of Delaware, and this Trust and all provisions of this Declaration of Trust (which shall be the governing instrument of this Trust), and the rights, duties and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered in accordance with the Act and the internal substantive laws of said State without regard to principles of conflict of laws (unless and to the extent preempted by the 1940 Act or other applicable Federal securities laws); provided, however, that there shall not be applicable to this Trust, the Trustees or this Declaration of Trust (a) the provisions of Section 3540 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Act) pertaining to trusts which are inconsistent with the powers and authority and limitations of liability of the Trustees set forth or referenced herein or which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees. This Trust shall be of the type commonly called a "business trust," and without limiting the provisions hereof, this Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts and to take actions that may be taken by trusts under the Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that this Trust may not exercise such powers or privileges or take such actions.

         In construing the meaning or application of the Securities Act of 1933, as amended, or any rule or regulation of the Commission thereunder (the"1933 Act"), the Securities Exchange Act of 1934, as amended, or any rule or regulation of the Commission thereunder (the "1934 Act") or the 1940 Act, the Trustees may consider the effect of any applicable order or interpretive release issued by the Commission, or any applicable "no action" or interpretive position issued by the staff of the Commission, that modifies or interprets any of the foregoing.

         If any provision of this Declaration of Trust appears to the Trustees to be ambiguous or inconsistent with any other provision hereof, the Trustees may construe such provision in such manner as they reasonably may determine in good faith, and such construction shall be conclusive and binding as to the meaning to be given to such provision.

         Section 3.        RECORD DATES FOR OTHER PURPOSES

         The Trustees may establish such procedures for determining record dates for purposes other than those set forth in ARTICLE IV, Section 2 hereof and
ARTICLE V, Section 5 hereof as they may deem appropriate. In lieu of establishing record dates in connection with such other purposes, the Trustees may close the register or transfer books for one or more Series (or Classes), for such periods as they may deem appropriate, preceding a date that serves the same purpose as a record date.

         Section 4.        PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

                  (a) The provisions of this Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision is in conflict with (i) the 1933 Act, the 1934 Act or the 1940 Act, or any rule, regulation or order of the Commission under any of the foregoing, (ii) the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, or (iii) the Act or other applicable laws, rules, regulations or orders, whether generally or in a particular application, the conflicting provision or such particular application thereof, as the case may be, shall not be deemed to constitute a part of this Declaration of Trust for so long as such conflict exists; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or any lawful application of any provision, or render invalid or improper any action taken or omitted prior to such determination.

                  (b) If any provision or the application of any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision or application in such jurisdiction and shall not in any manner affect such provision or application in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

IN WITNESS WHEREOF, the Trustee named below does hereby make and enter into this Declaration of Trust as of the 25th day of March, 2000.

/s/ James P. Cullen
-----------------
James P. Cullen

THE PRINCIPAL PLACE OF BUSINESS OF THE TRUST IS:

645 FIFTH AVENUE, NEW YORK, NY  10022
-------------------------------------